                                                                      EX-99.B(n)

                                   APPENDIX A

-----------------------------------------------------------------------------------------------
                                          Maximum                                  Maximum
                Funds Trust            Initial Sales    Maximum     Maximum      Shareholder
             Multi Class Funds            Charge         CDSC      12b-1 Fee    Servicing Fee
-----------------------------------------------------------------------------------------------
1. Asset Allocation Fee
         Class A                           5.75          1.00*        None           0.25
         Class B                           None          5.00         0.75           0.25
         Class C                           1.00          1.00         0.75           0.25
         Institutional Class               None          None         None           0.10
-----------------------------------------------------------------------------------------------
2. California Limited Term Tax-
   Free Fund
         Class A                           4.50          1.00*        None           0.25
         Class C                           1.00          1.00         0.75           0.25
         Institutional Class               None          None         None           None
-----------------------------------------------------------------------------------------------
3. California Tax-Free Fund
         Class A                           4.50          1.00*        None           0.25
         Class B                           None          5.00         0.75           0.25
         Class C                           1.00          1.00         0.75           0.25
         Institutional Class               None          None         None           None
-----------------------------------------------------------------------------------------------
4. California Tax-Free Money
   Market Fund
         Class A                           None          None         None           0.25
         Service Class                     None          None         None           None
-----------------------------------------------------------------------------------------------
5. Cash Investment Money Market
   Fund
         Institutional Class               None          None         None           None
         Service Class                     None          None         None           0.25
-----------------------------------------------------------------------------------------------
6. Colorado Tax-Free Fund
         Class A                           4.50          1.00*        None           0.25
         Class B                           None          5.00         0.75           0.25
         Institutional Class               None          None         None           None
-----------------------------------------------------------------------------------------------
7. Diversified Equity Fund
         Class A                           5.75          1.00*        None           0.25
         Class B                           None          5.00         0.75           0.25
         Class C                           1.00          1.00         0.75           0.25
         Institutional Class               None          None         None           None
-----------------------------------------------------------------------------------------------
8. Equity Income Fund
         Class A                           5.75          1.00*        None           0.25
         Class B                           None          5.00         0.75           0.25
         Class C                           1.00          1.00         0.75           0.25
         Institutional Class               None          None         None           None
-----------------------------------------------------------------------------------------------
9. Equity Index Fund
         Class A                           5.75          1.00*        None           0.25
         Class B                           None          5.00         0.75           0.25
         Class O                           None          None         None           0.20
-----------------------------------------------------------------------------------------------
10. Equity Value Fund
         Class A                           5.75          1.00*        None           0.25
         Class B                           None          5.00         0.75           0.25
         Class C                           1.00          1.00         0.75           0.25
         Institutional Class               None          None         None           None
-----------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

11. Government Money Market
    Fund
         Class A                           None       None        None         0.25
         Service Class                     None       None        None         None
------------------------------------------------------------------------------------------
12. Growth Balanced Fund
         Class A                           5.75       1.00*       None         0.25
         Class B                           None       5.00        0.75         0.25
         Class C                           1.00       1.00        0.75         0.25
         Institutional Class               None       None        None         None
------------------------------------------------------------------------------------------
13. Growth Equity Fund
         Class A                           5.75       1.00*       None         0.25
         Class B                           None       5.00        0.75         0.25
         Class C                           1.00       1.00        0.75         0.25
         Institutional Class               None       None        None         None
------------------------------------------------------------------------------------------
14. Growth Fund
         Class A                           5.75       1.00*       None         0.25
         Class B                           None       5.00        5.00         0.25
         Institutional Class               None       None        None         None
------------------------------------------------------------------------------------------
15. High Yield Bond Fund
         Class A                           4.50       1.00*       None         0.25
         Class B                           None       5.00        0.75         0.25
         Class C                           1.00       1.00        0.75         0.25
------------------------------------------------------------------------------------------
16. Income Fund
         Class A                           4.50       1.00*       None         0.25
         Class B                           None       5.00        0.75         0.25
         Institutional Class               None       None        None         None
------------------------------------------------------------------------------------------
17. Income Plus Fund
         Class A                           4.50       1.00*       None         0.25
         Class B                           None       5.00        0.75         0.25
         Class C                           1.00       1.00        0.75         0.25
------------------------------------------------------------------------------------------
18. Index Allocation Fund
         Class A                           5.75       1.00*       None         0.25
         Class B                           None       5.00        0.75         0.25
         Class C                           1.00       1.00        0.75         0.25
------------------------------------------------------------------------------------------
19. Intermediate Government
    Income Fund
         Class A                           4.50       1.00*       None         0.25
         Class B                           None       5.00        0.75         0.25
         Class C                           1.00       1.00        0.75         0.25
         Institutional Class               None       None        None         None
------------------------------------------------------------------------------------------
20. International Equity Fund
         Class A                           5.75       1.00*       None         0.25
         Class B                           None       5.00        0.75         0.25
         Class C                           1.00       1.00        0.75         0.25
         Institutional Class               None       None        None         None
------------------------------------------------------------------------------------------
21. Large Cap Appreciation Fund
         Class A                           5.75       1.00*       None         0.25
         Class B                           None       5.00        0.75         0.25
         Class C                           1.00       1.00        0.75         0.25
         Institutional Class               None       None        None         None
------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
22. Large Cap Value Fund
       Class A                                5.75        1.00*           None         0.25
       Class B                                None        5.00            0.75         0.25
       Class C                                1.00        1.00            0.75         0.25
       Institutional Class                    None        None            None         None
----------------------------------------------------------------------------------------------
23. Large Company Growth Fund
       Class A                                5.75        1.00*           None         0.25
       Class B                                None        5.00            0.75         0.25
       Class C                                1.00        1.00            0.75         0.25
       Institutional Class                    None        None            None         None
----------------------------------------------------------------------------------------------
24. Limited Term Governemnt
    Income Fund
       Class A                                4.50        1.00*           None         0.25
       Class B                                None        5.00            0.75         0.25
       Institutional Class                    None        None            None         None
----------------------------------------------------------------------------------------------
25. Mid Cap Growth Fund
       Class A                                5.75        1.00*           None         0.25
       Class B                                None        5.00            0.75         0.25
       Class C                                1.00        1.00            0.75         0.25
----------------------------------------------------------------------------------------------
26. Minnesota Tax-Free Fund
       Class A                                4.50        1.00*           None         0.25
       Class B                                None        5.00            0.75         0.25
       Institutional Class                    None        None            None         None
----------------------------------------------------------------------------------------------
27. Money Market Fund
       Class A                                None        None            None         0.25
       Class B                                None        5.00            0.75         0.25
----------------------------------------------------------------------------------------------
28. National Tax-Free Fund
       Class A                                4.50        1.00*           None         0.25
       Class B                                None        5.00            0.75         0.25
       Class C                                1.00        1.00            0.75         0.25
       Institutional Class                    None        None            None         None
----------------------------------------------------------------------------------------------
29. National Tax-Free Institutional
    Money Market Fund
       Institutional Class                    None        None            None         None
       Service Class                          None        None            None         0.25
----------------------------------------------------------------------------------------------
30. Outlook Today Fund
       Class A                                5.75        1.00*           None         0.25
       Class B                                None        5.00            0.75         0.25
       Class C                                1.00        1.00            0.75         0.25
       Institutional Class                    None        None            None         None
----------------------------------------------------------------------------------------------
31. Outlook 2010 Fund
       Class A                                5.75        1.00*           None         0.25
       Class B                                None        5.00            0.75         0.25
       Class C                                1.00        1.00            0.75         0.25
       Institutional Class                    None        None            None         None
----------------------------------------------------------------------------------------------
32. Outlook 2020 Fund
       Class A                                5.75        1.00*           None         0.25
       Class B                                None        5.00            0.75         0.25
       Class C                                1.00        1.00            0.75         0.25
       Institutional Class                    None        None            None         None
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
33. Outlook 2030 Fund
       Class A                                5.75        1.00*           None         0.25
       Class B                                None        5.00            0.75         0.25
       Class C                                1.00        1.00            0.75         0.25
       Institutional Class                    None        None            None         None
----------------------------------------------------------------------------------------------
34. Outlook 2040 Fund
       Class A                                5.75        1.00*           None         0.25
       Class B                                None        5.00            0.75         0.25
       Class C                                1.00        1.00            0.75         0.25
       Institutional Class                    None        None            None         None
----------------------------------------------------------------------------------------------
35. SIFE Specialized Financial
    Services Fund
       Class A                                5.75        1.00*           None         0.25
       Class B                                None        5.00            0.75         0.25
       Class C                                1.00        1.00            0.75         0.25
----------------------------------------------------------------------------------------------
36. Small Cap Growth Fund
       Class A                                5.75        1.00*           None         0.25
       Class B                                None        5.00            0.75         0.25
       Class C                                1.00        1.00            0.75         0.25
       Institutional Class                    None        None            None         0.10
----------------------------------------------------------------------------------------------
37. Small Company Value Fund
       Class A                                5.75        1.00*           None         0.25
       Class B                                None        5.00            0.75         0.25
       Class C                                1.00        1.00            0.75         0.25
       Institutional Class                    None        None            None         0.10
----------------------------------------------------------------------------------------------
38. Specialized Health Sciences
    Fund
       Class A                                5.75        1.00*           None         0.25
       Class B                                None        5.00            0.75         0.25
       Class C                                1.00        1.00            0.75         0.25
----------------------------------------------------------------------------------------------
39. Specialized Technology Fund
       Class A                                5.75        1.00*           None         0.25
       Class B                                None        5.00            0.75         0.25
       Class C                                1.00        1.00            0.75         0.25
----------------------------------------------------------------------------------------------
40. Stable Income Fund
       Class A                                1.50        0.50*           None         0.25
       Class B                                None        1.50            0.75         0.25
       Institutional Class                    None        None            0.75         0.25
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
41. Treasury Plus Institutional
    Money Market Fund
       Institutional Class                  None        None            None         None
       Service Class                        None        None            None         0.25
----------------------------------------------------------------------------------------------
42. 100% Treasury Money Market
    Fund
       Class A                              None        None            None         0.25
       Service Class                        None        None            None         None
----------------------------------------------------------------------------------------------

   -------------------
* Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC (0.50% for Stable Income Fund) if they are redeemed within one year from the date of purchase, unless the dealer of record waives its commission with a Fund's approval. Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.

Adopted: March 26, 1999, as amended on October 28, 1999, May 9, 2000, July 25, 2000, December 18, 2000, February 6, 2001, May 8, 2001, August 7, 2001, November
6, 2001, May 7, 2002 and August 6, 2002.